7th Annual LD Micro Invitational

Joseph Ramelli, CEO
June 2017

Forward Looking Statement

Statements made in this presentation may include forward-looking statements within the meaning of Federal Securities laws that are subject to certain risks and uncertainties and involve factors that may cause actual results to differ materially from those projected or suggested.

Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to: (i) the ability of Marina Biotech to obtain additional funding in the near term; (ii) the ability of Marina Biotech to attract and/or maintain manufacturing, research, development and commercialization partners; (iii) the ability of Marina Biotech and/or a partner to successfully complete product research and development, including preclinical and clinical studies and commercialization; (iv) the ability of Marina Biotech and/or a partner to obtain required governmental approvals; and (v) the ability of Marina Biotech and/or a partner to develop and commercialize products prior to, and that can compete favorably with those of, competitors.

Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in Marina Biotech's most recent periodic reports on Form 10-K and Form 10-Q that are filed with the Securities and Exchange Commission. Marina Biotech assumes no obligation to update and supplement forward-looking statements because of subsequent events.

MARINA BIOTECH

About Marina Biotech (OTCQB: MRNA)

- Specialty Pharma addressing the disease intersections of hypertension, pain, arthritis and cancer

- Commercial Therapy: Prestalia® - FDA approved treatment for hypertensive patients not adequately treated by monotherapy
  - Acquired in June 2017; Sales to ramp starting in second half of 2017
  - Marketed through patented telehealth technology platform, DyrctAxess™

- Development pipeline of therapeutics with short pathways to market
  - Developing next generation Celecoxib for the treatment of pain and cancer
    - IT-102/103 High Dose: opioid substitution
    - IT-102/103 Low Dose: for hypertension and pain

- Established licensing collaborations
  - Up to $90M in milestone payments from LipoMedics

MARINA BIOTECH

Financial Snapshot

- OTCQB: MRNA
- Mkt. Cap: $36.9M (as of 4/13/17)
- Shares Outstanding: 97.2 Million
- Daily volume: 84,378
- Insider ownership: 60%

MARINA BIOTECH

Experienced Management Team

- Vuong Trieu, Ph.D. Chairman of the Board
  - An expert in pharmaceutical development and commercialization. Founder of the Autotelic consortium of companies include the highly successful exit at Igdrasol where it was acquired for up to $1.2 billion by NantPharma.
- Joseph W. Ramelli CEO
  - More than 20 years of experience in the investment industry. Eos Funds, Robert W. Duggan & Associates and Seneca Capital Management.
- Seymour Fein, M.D. CMO
  - Involved in the successful development of over 20 drugs, biologics and medical devices leading to U.S. Food and Drug Administration (FDA) approvals. Hoffmann-La Roche Ltd., Bayer Healthcare Pharmaceuticals, Ohmeda (now part of Baxter).
- Larn Hwang, Ph.D. CSO
  - Broad expertise in drug discovery and biomarker development, as well as clinical and regulatory operations. Sorrento Therapeutics, Igdrasol, Biomiga Diagnostics, Abraxis Bioscience, and Celgene.
- Mihir Munsif COO
  - Industrial & Chemical Engineer with more than extensive experience in manufacturing, quality control, life cycle management, supply chain and IT. LipoMedics, Inc., IthenaPharma Inc., Accenture, and Herbalife.

Robust Pipeline

Preclinical	Phase 1	Phase 2	Phase 3	Marketed

Hypertension

- Prestalia®

Pain & Hypertension: COX-2

- IT-102 Low Dose — 505(b)(2)/Launch 2019
- IT-103 Low Dose — 505(b)(2)/Launch 2020

High Intensity Pain/Opioid Substitution: COX-2

- IT-102 High Dose — 505(b)(2)
- IT-103 High Dose — 505(b)(2)

Oncology: beta- Catenin/COX-2

- M-101 FAP*

Long Term Investment – Developing Next Generation Celecoxib

The Opioid Epidemic


CDC
91
AMERICANS
die every day from
an opioid overdose
(that includes prescription
opioids and heroin).


New highs
United States, drug overdose deaths*, monthly
Prescription opioids
Heroin
Fentanyl and other synthetic opioids
1,200
1,000
800
600
400
200
0
2000 02 04 06 08 10 12 15
Source: Centres for Disease Control and Prevention
*Deaths involving more than one drug are counted multiple times
Economist.com

- New FDA Commissioner, Dr. Scott Gottlieb has said that tackling opioid epidemic is his first priority.
  - "Opioid prescriptions should be written only for appropriate patients and appropriate durations" said Dr. Gottlieb

Opioid Alternative

- Celecoxib reduces need for opioids
  - Less opioids, less chance for abuse
- Potential labeling for numerous pain management needs
  - Post-operative/ Cancer



Morphine consumption
40
30
20
10
0
6 h
12 h
24 h
48 h
control
celecoxib
*

Need for Alternative to Opioids

- Celecoxib best alternative as it provides comparable pain relief to opioid drugs ***BUT*** at high dose it increases cardiovascular risk
  - Need high doses to be effective substitute for opioids
- How to create a next generation of celecoxib that is safe at high dose?

Redesign celecoxib molecule to make better drug

- FDA kicks you back to preclinical
- Would take 7+ years
- Would cost more than $500 million
- Odds of success is low

MARINA BIOTECH

Next Generation Celecoxib

- Marina took a different approach to developing a next generation celecoxib
  - Look for an already approved drug, that when taken with celecoxib, makes the celecoxib safer
    - Advantage: combing two approved drugs can go 505(b)(2) pathway, taking years off of clinical trials and saving hundreds of millions of dollars
- Study of Celecoxib:
  - 30 million patients from our proprietary PLD database were followed for 3 years, focusing on the 4.3 million pts on Celecoxib
  - Lisinopril and Olmesartan are two drugs when prescribed together with Celecoxib reduced the side effect of Celexocib
- FDCs of Celecoxib/Lisinopril (IT-102) and Celecoxib/Olmesartan (IT-103) are being developed as next generation Celecoxib for treatment of pain as alternate to opioids
- Current opioid market is $10 billion
- Long-term indication expansion to cancer

MARINA BIOTECH

Enhancing Celecoxib Safety with FDCs[1]

Lisinopril and Olmesartan can reduce celecoxib-associated edema


IT-102
+Any
Celebrex
Lisinopril + Celebrex
% Edema
40
30
20
10
0
0
80
160
240
320
Days on Celebrex
IT-103
+Any
Celebrex
Olmesartan + Celebrex
0
80
160
240
320
Days on Celebrex

Data from our analysis of Patient Level Data with 4.3M pts on celecoxib, 1.58M pts with BP readings, 870K patients with identified edema

[1] FDC = Fixed Dose Combination

MARINA BIOTECH

Short Term Investment – Developing Celecoxib FDCs

Celecoxib FDCs for the Treatment of Combined HTN/Pain

- Rapid access to market:
  - Rapid regulatory 505(b)2 pathway *for treatment of combined arthritis/hypertension*
  - Convenience for the patients - One Pill/One Rx
  - Improved compliance- One Pill/Two Drugs
  - Growing population of elderly with multiple diseases and multiple prescriptions requiring up to 15 pills per day.
  - Neglected market segment



Potentially Better PK & Safety vs. Competitor (KIT-302)

Parameters	Celecoxib	Lisinopril in IT-102	Olmesartan in IT-103	Amlodipine in KIT-302[1]
Metabolism	Liver	No metabolism, excreted unchanged	No further metabolism after activation	Liver
Enzyme	Primary CYP2C9; CYP3A4 (<25%)	Not Applicable	Not Applicable	CYP3A4
Half life ($T_{1/2}$)	11 hours	12 hours	13 hours	35-50 hours
Edema	4.5% (400mg, bid); 2.1% (200mg od)		Chest pain, edema, >0.5%	1.8% (2.5mg), 3.0% (5mg), 10.8% (10mg)

[1] *KIT-302 = Celecoxib + Amlodipine, being developed by Kitov Pharmaceutical (NASDAQ/TASE: KTOV)*

- IT-102/IT-103 are not metabolized by the liver as is celecoxib
  - Lower opportunity for drug-drug interactions
- IT102/IT-103 have comparable terminal half life (T1/2) to celecoxib
  - Better opportunity for FDC pill
- IT102/IT103 do not have overlapping toxicities

MARINA BIOTECH

Clearly Defined Regulatory Path

- 505(b)(2) regulatory pathway
- Clinical studies for each Fixed Dose Combination IT-102 or 103
- One Phase I bioequivalence and one small Phase III (efficacy and safety) study:
  - Bioequivalence study at highest and lowest dose strength in healthy subjects
  - One Phase III efficacy and safety study in patients
  - Clinical studies to be completed in 6-12 months. Both studies are to be conducted concurrently

Clinical Study	No. of Subjects	Length
BE	60	3-5 months
Phase III	150-250	6-12 months

MARINA BIOTECH

Large and Growing Market for Arthritis and HTN

- Total market size approx. $420M for Arthritis and HTN
  - 10% market penetration that is $42M annually
- Total addressable market of ~3.5M patients
  - Large salesforce targeting GP doctors
  - Partnering opportunity with large pharma
- Carve out for a smaller internal salesforce
  - 733,000 in assisted living facilities in US (median age>85yrs): 39% with HTN only/ 9% with Arthritis only/ 18% with both
  - Addressable market of 132,000 pts serviced by few operators of assisted living facilities

MARINA BIOTECH

Building A Commercial Franchise Now

Prestalia®

- **Acquired June 5th 2017 from Symplmed Pharmaceuticals**
- Prestalia® indicated treatment of hypertension to lower blood pressure
  - Combination therapy that contains perindopril arginine, an ACE inhibitor, and amlodipine, a dihydropyridine calcium channel blocker
  - Used in patients whose blood pressure is not adequately controlled on monotherapy
- FDA approval based on Phase III PATH trial with 837-patients:
  - Prestalia® significantly better than Perindopril or Amlodipine for reducing both sitting diastolic and sitting systolic blood pressure
- Hypertension affects approx. 33.5% of adults in the US (2013 to 2014)
  - Approx. 30,221 deaths from essential hypertension and hypertensive renal disease (2014)
- Sales & marketing through telehealth technology platform, DyrctAxess™
  - Enables direct delivery of medications to a patient's home and addresses the problem of unfilled prescriptions

MARINA BIOTECH

Prestalia® Messaging

- One pill, once per day
- Only fixed dose combination indicated for first line therapy
- 46% reduction in CV death when administered as a FDC vs. amlodipine alone
- Rapid and sustained blood pressure control
  - Peak efficacy achieved at week 3 and sustained out to week 6 (duration of trial)


prestalia
Effective FDC for African-American Population
WARNING: FETAL TOXICITY
symplmed


Rapid and sustained BP control
Mean Change from Baseline in Sitting SBP
Day 21
Day 42



prestalia®
perindopril arginine/
amlodipine besylate tablets

Marketing History

- Approved January 21, 2015
  - Sub part H
- Orange book patents
  - Patent # 6696481 – 2023
  - Patent # 7846961 – 2029
- Commercial launch August 2015
- Wholesale Acquisition Cost : $469.80 (90 count)
- 98% of all Rx volume through direct fulfillment channel
- ~70% of commercial plans covering at a tier 3 level
- Medicaid contracts expanding
- Medicare coverage planned for 2018
- 94% of Rx received at DyrctAxess are filled and shipped (traditional is 70-80%)
- Annual compliance/persistence at DyrctAxess is 88% (traditional at year one is 51%)

About Marina Biotech (OTCQB: MRNA)

- Specialty Pharma addressing the disease intersections of hypertension, pain, arthritis and cancer
- Commercial Therapy: Prestalia® - FDA approved treatment for hypertensive patients not adequately treated by monotherapy
  - Acquired in June 2017; Sales to ramp starting in second half of 2017
  - Marketed through patented telehealth technology platform, DyrctAxess™
- Development pipeline of therapeutics with short pathways to market
  - Developing next generation Celecoxib for the treatment of pain and cancer
    - IT-102/103 High Dose: opioid substitution
    - IT-102/103 Low Dose: for hypertension and pain
- Established licensing collaborations
  - Up to $90M in milestone payments from LipoMedics

MARINA BIOTECH